UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2019

TORTOISE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38823	83-2538002
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

452 Fifth Avenue, 14th Floor New York, NY		10018
(Address of principal executive offices)		(Zip Code)

(913) 981-1020

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On March 4, 2019, simultaneously with the closing of the initial public offering (the “IPO”) of Tortoise Acquisition Corp. (the “Company”) and pursuant to a Private Placement Warrants Purchase Agreement dated February 27, 2019 by and between the Company and Tortoise Borrower LLC (“Tortoise Borrower”), the Company completed the private sale of 6,660,183 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to Tortoise Borrower, generating gross proceeds to the Company of $6,660,183.40. The Private Placement Warrants are identical to the warrants sold as part of the Units (as defined below) in the IPO, except that the Private Placement Warrants will be non-redeemable for cash by the Company and will be exercisable on a cashless basis so long as they are held by Tortoise Borrower or its permitted transferees. Tortoise Borrower has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2019, effective simultaneously with the effectiveness of the Company’s registration statement on Form S-1 (File No. 333-229537) (the “Registration Statement”), Stephen Pang, Andrew J. Orekar, Frank M. Semple and Sidney L. Tassin were appointed as members of the Board of Directors of the Company (the “Board”) and Vincent T. Cubbage was appointed as chairman of the Board. The Board has determined that Mr. Orekar, Mr. Semple and Mr. Tassin are “independent directors” as defined in the NYSE listing standards and applicable Securities and Exchange Commission (the “Commission”) rules and will serve on the audit, compensation and nominating and corporate governance committees with Mr. Tassin serving as chair of the audit committee, Mr. Orekar serving as chair of the compensation committee and Mr. Semple serving as chair of the nominating and corporate governance committee. Each of Mr. Orekar, Mr. Semple and Mr. Tassin received 40,000 shares of the Company’s Class B common stock from Tortoise Sponsor LLC (the “Sponsor”) on March 4, 2019.

On February 27, 2019, effective simultaneously with the effectiveness of the Company’s Registration Statement, Steven C. Schnitzer and Darrell Brock, Jr. were appointed as Vice President, General Counsel and Secretary and Vice President, Business Development of the Company, respectively.

On February 27, 2019, in connection with the effectiveness of the Company’s Registration Statement, the Company entered into indemnification agreements with Vincent T. Cubbage, Stephen Pang, Andrew J. Orekar, Frank M. Semple, Sidney L. Tassin, Connie Savage, Steven C. Schnitzer and Darrell Brock, Jr. that require the Company to indemnify each of them to the fullest extent permitted under Delaware law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the Indemnification Agreement, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) was approved on February 27, 2019. A description of the Certificate of Incorporation is contained in the section of the prospectus, dated February 27, 2019 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01	Regulation FD Disclosure

On February 27, 2019, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On March 4, 2019, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press releases included as Exhibits 99.1 and 99.2 to this report is deemed to be “furnished” solely pursuant to item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

On March 4, 2019, the Company completed its IPO of 23,300,917 units (the “Units”), including 800,917 Units that were issued pursuant to the underwriters’ partial exercise of their over-allotment option. The Units were issued pursuant to an underwriting agreement, dated February 27, 2019, among the Company, on the one hand, and Barclays Capital Inc., Goldman Sachs & Co. LLC and UBS Securities LLC, on the other hand, as representatives of the several underwriters named therein. Each Unit had an offering price of $10.00 and consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $233,009,170, including $8,128,108.45 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the proceeds from the IPO and the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a stockholder vote to approve an amendment to the Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 24 months from the closing of the IPO or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	A Warrant Agreement, dated February 27, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated February 27, 2019, among the Company, its officers, its directors, the Sponsor, Tortoise Borrower and Atlas Point Energy Infrastructure Fund, LLC.

●	An Investment Management Trust Agreement, dated February 27, 2019, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated February 27, 2019, among the Company, the Sponsor and certain other security holders named therein.

●	An Administrative Services Agreement, dated February 27, 2019, between the Company and the Sponsor.

●	A Private Placement Warrants Purchase Agreement, dated February 27, 2019, between the Company and Tortoise Borrower.

Each of the foregoing agreements is attached as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated February 27, 2019, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated February 27, 2019, among the Company, its officers, its directors, the Sponsor, Tortoise Borrower and Atlas Point Energy Infrastructure Fund, LLC.
10.2	Investment Management Trust Agreement, dated February 27, 2019, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated February 27, 2019, among the Company, the Sponsor and certain other security holders named therein.
10.4	Administrative Services Agreement, dated February 27, 2019, between the Company and the Sponsor.
10.5	Private Placement Warrants Purchase Agreement, dated February 27, 2019, between the Company and Tortoise Borrower.
10.6	Form of Indemnification Agreement.
99.1	Press Release, dated February 27, 2019.
99.2	Press Release, dated March 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2019

TORTOISE ACQUISITION CORP.

By:	/s/ Vincent T. Cubbage
Name:	Vincent T. Cubbage
Title:	President and Chief Executive Officer

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